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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 10, 2000
                                                 ------------------------------

                            COINLESS SYSTEMS, INC.
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              (Exact name of Registrant as specified in charter)


                                    Nevada
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                (State or other jurisdiction of incorporation)

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
                 0-25127                                                               91-1715373
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   (Commission File Number)                                                (IRS Employee Identification No.)

10601 Church Street, Suite 102, Rancho Cucamonga, California                                91730
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  (Address of principal executive offices)                                                (Zip Code)

Registrant's telephone number, including area code                                 (888) 222-3461
                                                   -------------------------------------------------------------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 1.   Changes in Control of Registrant.
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Not applicable


ITEM 2. Acquisition or Disposition of Assets.

On January 10, 2000, the Company completed an agreement wherein it transferred its customer list, some physical assets, its phone number and name of its subsidiary DSG, Inc. a California corporation to Automatic Data Capture Technologies, Inc., a California corporation for the total sum of $350,000.00. The method of payment was $200,000 down and the balance at the rate of $10,000.00 every three months commencing June 30, 2000. From the first payment at the closing, the sum of $50,000.00 was withheld into an escrow to guarantee the payment of past due California sales taxes, sum of $14,938.10 to transfer to the buyer the deposits of the former customers of DSG, Inc., the sum of $36,638.01 to pay off the Companies factor and the sum of $3,435.93 to pay off a judgment recorded against the Company. This left the sum of $94,987.96 paid to DSG, Inc. The $50,000.00 being withheld will be released to the Company when the Company shows the buyer that the obligation to the State Board of Equalization of California has been paid, or may be applied to the payoff of the obligation.

There is no relation between the buyer and the seller, other than they are in related business', nor is there any relationship between any officer or director of either company with the other.

The sale by the Company of the assets of its subsidiary DSG, Inc., will result in DSG, Inc., no longer being able to continue its existing business of the sale of Bar coding material or services, but will not impact on its ability to market its primary project, the sale of its Ticketrac product to the gaming industry.

A copy of the sales agreement and the First Amendment is attached hereto as Exhibit "A"and "B" respectively.

ITEM 7.   Financial Statements and Exhibits.

     (a)  Exhibits.
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     Exhibit Number      Description
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     "A"                 Purchase Agreement

     "B"                 First Amendment to Purchase Agreement

     (b)  Pro forma financials

     To be submitted.
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                                    SIGNATURE

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                COINLESS SYSTEMS, INC.
                                     -------------------------------------
                                                      (Registrant)



Date: January 24, 2000           By:  /s/  Daniel C. Weyker
                                     -------------------------------------
                                           DANIEL C. WEYKER
                                     Its:  Chief Financial Officer and Secretary